UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On March 23, 2023, Starbucks Corporation (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). The matters submitted to a vote at the Annual Meeting and the voting results of such matters are as follows:

Proposal 1 - Election of Directors

The Company’s shareholders elected each of the 8 directors nominated by the Company’s Board of Directors (the “Board”) to serve until the 2024 Annual Meeting of Shareholders or until their successors are duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Richard E. Allison, Jr.	765,140,539	48,657,677	1,712,845	152,169,391
Andrew Campion	791,247,457	21,668,017	2,595,587	152,169,391
Beth Ford	810,943,161	2,980,972	1,586,928	152,169,391
Mellody Hobson	749,752,276	63,368,347	2,390,438	152,169,391
Jørgen Vig Knudstorp	686,723,902	126,792,951	1,994,208	152,169,391
Satya Nadella	778,909,139	34,976,721	1,625,201	152,169,391
Laxman Narasimhan	806,832,333	6,704,004	1,974,724	152,169,391
Howard Schultz	801,698,565	12,319,675	1,492,821	152,169,391

Proposal 2 - Advisory Resolution on Executive Compensation

At the Annual Meeting, the shareholders approved, on a nonbinding, advisory basis, the compensation paid to our named executive officers. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
692,016,240	118,808,972	4,685,849	152,169,391

Proposal 3 - Advisory Resolution on the Frequency of Future Votes on Executive Compensation

At the Annual Meeting, the shareholders approved, on a nonbinding, advisory basis, an annual vote frequency for future advisory votes on the compensation of the Company’s named executive officers. The following is a breakdown of the voting results:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
803,323,439	1,320,611	8,575,542	2,291,469	152,169,391

In light of the voting results on Proposal 3, the Company has decided to include the advisory stockholder vote on the compensation of the Company’s named executive officers in its proxy materials on an annual basis until the next required advisory vote on the frequency of the advisory stockholder vote on compensation paid to the Company’s named executive officers.

Proposal 4 - Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2023

At the Annual Meeting, the shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2023. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
931,747,760	33,624,488	2,308,204	——

Proposal 5 - Shareholder Proposal Regarding a Report on Plant-Based Milk Pricing

At the Annual Meeting, the shareholders did not approve a shareholder proposal regarding a report on plant-based milk pricing. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
42,814,872	765,013,195	7,682,994	152,169,391

Proposal 6 - Shareholder Proposal Regarding a ceo Succession Planning Policy Amendment

At the Annual Meeting, the shareholders did not approve a shareholder proposal regarding a ceo succession planning policy amendment. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
170,045,173	640,270,620	5,195,268	152,169,391

Proposal 7 - Shareholder Proposal Regarding Annual Reports on Company Operations in China

At the Annual Meeting, the shareholders did not approve a shareholder proposal regarding annual reports on Company operations in China. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
36,072,616	765,333,046	14,105,399	152,169,391

Proposal 8 - Shareholder Proposal Regarding an Assessment of Worker Rights Commitments

At the Annual Meeting, the shareholders approved a shareholder proposal regarding an assessment of worker rights commitments. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
418,792,991	386,056,422	10,661,648	152,169,391

Proposal 9 - Shareholder Proposal Regarding the Creation of a Board Committee on Corporate Sustainability

At the Annual Meeting, the shareholders did not approve a shareholder proposal regarding the creation of a Board committee on corporate sustainability. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
21,649,542	782,582,216	11,279,303	152,169,391

The above proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 27, 2023.

Item 7.01    Regulation FD Disclosure.

As previously discussed in our 2023 proxy statement and in our supplemental materials (filed on March 3, 2023), Starbucks is undertaking an independent, third-party human rights impact assessment, which will include a deeper-level review of the principles of freedom of association and the right to collective bargaining. Together these actions represent a broader commitment than the shareholder proposal requests and follow our introduction in 2019 of our annual Civil Rights Assessment, which has become a model for others to follow. This impact assessment work is already underway. It is clear from the vote result in the proposal that our investors share our commitment to our partners, and we will continue to improve the partner experience by engaging them on our industry-leading, partner-first initiatives. This assessment work is intended to inform Starbucks leadership and our board of directors of any changes we can make to our operations to improve the partner experience. Our focus is on using any findings to understand how we can best support our partners. We expect to make the results of the human rights impact assessment available to shareholders, stakeholders, and other interested parties, subject to the legal privilege considerations described in our board recommendation.

Forward-Looking Statements

Certain statements contained herein are “forward-looking” statements within the meaning of applicable securities laws and regulations. Generally, these statements can be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “feel,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements may include statements relating to trends in or expectations relating to the effects of our existing and any future initiatives, strategies, investments and plans, including our Reinvention plan, as well as trends in or expectations regarding our financial results and long-term growth model and drivers; our operations in the U.S. and China; our environmental, social and governance efforts; our partners; economic and consumer trends, including the impact of inflationary pressures; impact of foreign currency translation; strategic pricing actions; the conversion of certain market operations to fully licensed models; our plans for streamlining our operations, including store openings, closures and changes in store formats and models; the success of our licensing relationship with Nestlé, of our consumer packaged goods and foodservice business and its effects on our Channel Development segment results; tax rates; business opportunities, expansions and new initiatives, including Starbucks Odyssey; strategic acquisitions; our dividends programs; commodity costs and our mitigation strategies; our liquidity, cash flow from operations, investments, borrowing capacity and use of proceeds; continuing compliance with our covenants under our credit facilities and commercial paper program; repatriation of cash to the U.S.; the likelihood of the issuance of additional debt and the applicable interest rate; the continuing impact of the COVID-19 pandemic on our financial results and future availability of governmental subsidies for COVID-19 or other public health events; our ceo transition; our share repurchase program; our use of cash and cash requirements; the expected effects of new accounting pronouncements and the estimated impact of changes in U.S. tax law, including on tax rates, investments funded by these changes and potential outcomes; and effects of legal proceedings. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties. Actual future results and trends may differ materially depending on a variety of factors, including, but not limited to: the continuing impact of COVID-19 on our business; regulatory measures or voluntary actions that may be put in place to limit the spread of COVID-19, including restrictions on business operations or social distancing requirements, and the duration and efficacy of such restrictions; the resurgence of COVID-19 infections and the circulation of novel variants of COVID-19; fluctuations in U.S. and international economies and currencies; our ability to preserve, grow and leverage our brands; the ability of our business partners and third-party providers to fulfill their responsibilities and commitments; potential negative effects of incidents involving food or beverage-borne illnesses, tampering, adulteration, contamination or mislabeling; potential negative effects of material breaches of our information technology systems to the extent we experience a material breach; material failures of our information technology systems; costs associated with, and the successful execution of, the Company’s initiatives and plans; new initiatives and plans or revisions to existing initiatives or plans; our ability to obtain financing on acceptable terms; the acceptance of the Company’s products by our customers, evolving consumer preferences and tastes and changes in consumer spending behavior; partner investments, changes in the availability and cost of labor including any union organizing efforts and our responses to such efforts; failure to attract or retain key executive or employee talent or successfully transition executives; significant increased logistics costs; inflationary pressures; the impact of competition; inherent risks of operating a global business including any potential negative effects stemming from the Russian invasion of Ukraine; the prices and availability of coffee, dairy and other raw materials; the effect of legal proceedings; and the effects of changes in tax laws and related guidance and regulations that may be implemented, including the Inflation Reduction Act of 2022 and other risks detailed in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings.

A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. We are under no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated:	March 29, 2023
		By:	/s/ Zabrina Jenkins
Zabrina Jenkins
acting executive vice president and general counsel